FIST2 P-1 05/11

SUPPLEMENT DATED MAY 26, 2011

TO THE PROSPECTUS DATED

MARCH 1, 2011

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The prospectus is amended as follows:

I.   For the Franklin Floating Rate Daily Access Fund, the third paragraph of the “Fund Details - Principal Investment Policies and Practices – Other Investments” section on page 45 is replaced with the following:

For purposes of pursuing its investment goals, the Fund may enter into interest rate transactions involving certain derivative instruments, including interest rate and credit default (including loan credit default) swaps. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected interest rates, durations or credit risks. The Fund may use any of the above interest rate or credit-related derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments or interest rates in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates, credit risks and other market factors.

II.  For the Franklin Total Return Fund, the ninth paragraph of the “Fund Details - Principal Investment Policies and Practices” section on page 80 is replaced with the following:

For purposes of pursuing its investment goal, the Fund regularly enters into interest rate, credit and currency-related transactions involving certain derivative instruments, including interest rate or bond contracts, options on such contracts, swap agreements (which may include interest rate, credit default and currency swaps), currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, and swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

Please retain this supplement with your prospectus for reference.

FIST2 SA-1 05/11

SUPPLEMENT DATED MAY 26, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

 MARCH 1, 2011

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The Statement of Additional Information is amended as follows:

I.   For the Franklin Floating Rate Daily Access Fund, the disclosure under “Additional Strategies” beginning on page 3 is revised to add the following:

Additional Strategies

Floating Rate Daily Access Fund

The Fund may invest, buy or engage in:

  interest rate, currency and credit default swaps (including loan credit default swaps) and options on interest swaps

II.  For the Franklin Total Return Fund, the disclosure under “Glossary of Investments, Techniques, Strategies and Their Risks – Derivative instruments” beginning on page 14 is revised to add the following:

Currency swaps.   A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. For example, a currency swap may involve the exchange of payments in a non-U.S. currency for payments in U.S. dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams are converted and netted out to a single cash payment in just one of the currencies.

For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-U.S. currency by entering into a cross currency swap whereby one party would make payments in the non-U.S. currency and receive payments in U.S. dollars. Or, a currency swap may be used to gain exposure to non-U.S. currencies and non-U.S. interest rates by making payments in U.S. dollars and receiving payments in non-U.S. currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund’s swap transactions or cause the Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

III. For the Floating Rate Daily Access Fund, the disclosure under “Glossary of Investments, Techniques, Strategies and Their Risks – Credit default swaps” beginning on page 19 is revised to add the following:

The Fund may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, the Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (LCDX), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (LCDS). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. When the Fund buys the index, it is taking on credit exposure and the seller of the index is passing credit exposure. While investing in these types of derivatives will increase the universe of loans to which the Fund is exposed, such investments entail additional risks, such as those discussed below, that are not typically associated with investments in other loan instruments. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

Please retain this supplement with your Statement of Additional Information for reference.